UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22520

Oppenheimer Ultra-Short Duration Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 10/31/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS October 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—6.0%
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. A2A, 1.65%, 9/18/20	$329,240	$328,538
Series 2017-3, Cl. A2A, 1.69%, 12/18/20	822,277	819,615
Series 2018-1, Cl. A2A, 2.71%, 7/19/21	1,000,000	998,508
Series 2018-2, Cl. A2A, 2.86%, 11/18/21	1,200,000	1,197,990
BMW Vehicle Lease Trust, Series 2017-2, Cl. A2A, 1.80%, 2/20/20	629,379	627,153
Capital Auto Receivables Asset Trust:
Series 2018-1, Cl. A2A, 2.54%, 10/20/20[1]	1,658,458	1,656,200
Series 2018-1, Cl. A2B, 2.45% [US0001M+17], 10/20/20[1,2]	829,229	829,153
Series 2018-2, Cl. A2, 3.02%, 2/22/21[1]	1,500,000	1,500,516
CarMax Auto Owner Trust, Series 2018-2, Cl. A2, 2.73%, 8/16/21	2,250,000	2,246,237
Drive Auto Receivables Trust:
Series 2018-1, Cl. A2, 2.23%, 4/15/20	305,815	305,660
Series 2018-1, Cl. A3, 2.42%, 1/15/21	1,000,000	999,644
Ford Credit Auto Lease Trust, Series 2018-A, Cl. A2A, 2.71%, 12/15/20	2,000,000	1,997,342
GM Financial Automobile Leasing Trust, Series 2017-1, Cl. A2A, 1.67%, 9/20/19	105,936	105,869
GM Financial Consumer Automobile Receivables Trust:
Series 2018-2, Cl. A2A, 2.55%, 5/17/21	2,000,000	1,996,021
Series 2018-2, Cl. A2B, 2.41% [US0001M+13], 5/17/21[2]	1,000,000	1,000,517
Nissan Auto Lease Trust, Series 2018-A, Cl. A2A, 3.03%, 2/16/21	2,150,000	2,150,019
Santander Drive Auto Receivables Trust:
Series 2018-2, Cl. A2A, 2.58%, 10/15/20	2,164,773	2,163,392
Series 2018-2, Cl. A2B, 2.53% [US0001M+25], 10/15/20[2]	2,164,773	2,165,339
Toyota Auto Receivables Owner Trust, Series 2018-D, Cl. A2, 2.98%, 8/15/21[3]	1,750,000	1,748,496
World Omni Auto Receivables Trust, Series 2018-B, Cl. A2, 2.57%, 7/15/21	1,500,000	1,496,302
World Omni Automobile Lease Securitization Trust, Series 2018-A, Cl. A2, 2.59%, 11/16/20	2,234,346	2,228,670

Total Asset-Backed Securities (Cost $28,592,757)		28,561,181
Corporate Bonds and Notes—55.0%
Consumer Discretionary—5.7%
Automobiles—5.6%
American Honda Finance Corp.:
2.488% [US0003M+15] Sr. Unsec. Nts., 11/13/19[2]	1,000,000	1,000,288
2.65% Sr. Unsec. Nts., 2/12/21	2,000,000	1,971,500
3.875% Sr. Unsec. Nts., 9/21/20[1]	1,000,000	1,011,698
BMW US Capital LLC:
2.689% [US0003M+37] Sr. Unsec. Nts., 8/14/20[1,2]	1,500,000	1,503,577
2.835% [US0003M+41] Sr. Unsec. Nts., 4/12/21[1,2]	2,000,000	1,998,918
3.10% Sr. Unsec. Nts., 4/12/21[1]	500,000	494,943
3.25% Sr. Unsec. Nts., 8/14/20[1]	1,500,000	1,498,081

1        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Automobiles (Continued)
Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]	$3,000,000	$2,968,443
2.25% Sr. Unsec. Nts., 7/31/19[1]	1,000,000	993,601
2.891% [US0003M+55] Sr. Unsec. Nts., 5/4/21[1,2]	1,900,000	1,901,596
3.00% Sr. Unsec. Nts., 2/22/21[1]	1,300,000	1,283,894
3.10% Sr. Unsec. Nts., 5/4/20[1]	1,000,000	994,004
Harley-Davidson Financial Services, Inc., 2.25% Sr. Unsec. Nts., 1/15/19[1]	1,592,000	1,590,300
Toyota Motor Corp., 3.183% Sr. Unsec. Nts., 7/20/21	2,000,000	1,998,715
Toyota Motor Credit Corp.:
2.20% Sr. Unsec. Nts., 1/10/20	1,500,000	1,486,661
2.59% [US0003M+10] Sr. Unsec. Nts., 7/25/19[2]	3,000,000	3,000,507
2.709% [US0003M+26] Sr. Unsec. Nts., 4/17/20[2]	1,000,000	1,003,053

		26,699,779
Hotels, Restaurants & Leisure—0.1%
Starbucks Corp., 2.20% Sr. Unsec. Nts., 11/22/20	500,000	489,172
Consumer Staples—1.7%
Beverages—0.5%
Diageo Capital plc:
2.562% [US0003M+24] Sr. Unsec. Nts., 5/18/20[2]	1,500,000	1,501,759
3.00% Sr. Unsec. Nts., 5/18/20	1,000,000	997,475

		2,499,234
Food Products—1.2%
JM Smucker Co. (The), 2.20% Sr. Unsec. Nts., 12/6/19	1,000,000	989,374
Mondelez International, Inc., 3.00% Sr. Unsec. Nts., 5/7/20	2,500,000	2,490,938
Nestle Holdings, Inc., 3.10% Sr. Unsec. Nts., 9/24/21[1]	2,000,000	1,992,659

		5,472,971
Energy—1.4%
Energy Equipment & Services—0.2%
Schlumberger Holdings Corp., 2.35% Sr. Unsec. Nts., 12/21/18[1]	895,000	894,607
Oil, Gas & Consumable Fuels—1.2%
BP Capital Markets plc, 4.742% Sr. Unsec. Nts., 3/11/21	1,517,000	1,561,845
ENI SpA, 4.15% Sr. Unsec. Nts., 10/1/20[1]	1,604,000	1,612,574
Valero Energy Corp., 6.125% Sr. Unsec. Nts., 2/1/20	2,725,000	2,817,661

		5,992,080
Financials—37.9%
Capital Markets—3.6%
Bank of New York Mellon Corp. (The), 2.50% Sr. Unsec. Nts., 4/15/21	2,000,000	1,960,683
Goldman Sachs Bank USA (New York), 3.20% Sr. Unsec. Nts., 6/5/20	2,000,000	1,998,677

2        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Capital Markets (Continued)
Goldman Sachs Group, Inc. (The), 6.00% Sr. Unsec. Nts., 6/15/20	$2,000,000	$2,082,098
Morgan Stanley:
2.891% [US0003M+55] Sr. Unsec. Nts., 2/10/21[2]	500,000	500,344
5.50% Sr. Unsec. Nts., 7/24/20	2,200,000	2,274,176
5.625% Sr. Unsec. Nts., 9/23/19	2,236,000	2,283,855
5.75% Sr. Unsec. Nts., 1/25/21	1,300,000	1,359,499
7.30% Sr. Unsec. Nts., 5/13/19	1,000,000	1,022,168
UBS AG (London):
2.20% Sr. Unsec. Nts., 6/8/20[1]	1,000,000	982,172
2.907% [US0003M+58] Sr. Unsec. Nts., 6/8/20[1,2]	1,000,000	1,003,885
UBS AG (Stamford CT), 2.35% Sr. Unsec. Nts., 3/26/20	2,000,000	1,974,349

		17,441,906
Commercial Banks—32.2%
ABN AMRO Bank NV:
2.65% Sr. Unsec. Nts., 1/19/21[1]	2,000,000	1,962,912
2.86% [US0003M+41] Sr. Unsec. Nts., 1/19/21[1,2]	2,000,000	1,999,440
3.085% [US0003M+64] Sr. Unsec. Nts., 1/18/19[1,2]	2,000,000	2,002,680
Australia & New Zealand Banking Group Ltd.:
2.25% Sr. Unsec. Nts., 12/19/19[1]	1,500,000	1,486,292
2.589% [US0003M+25] Sr. Unsec. Nts., 12/19/19[1,2]	1,500,000	1,500,449
2.661% [US0003M+32] Sr. Unsec. Nts., 11/9/20[1,2]	1,000,000	1,001,249
3.065% [US0003M+75] Sr. Unsec. Nts., 11/16/18[1,2]	1,000,000	1,000,317
Australia & New Zealand Banking Group Ltd. (New York),
2.25% Sr. Unsec. Nts., 11/9/20	1,000,000	977,625
Bank of Montreal:
2.10% Sr. Unsec. Nts., 6/15/20	1,594,000	1,566,318
2.774% [US0003M+44] Sr. Unsec. Nts., 6/15/20[2]	1,500,000	1,506,503
2.896% [US0003M+46] Sr. Unsec. Nts., 4/13/21[2]	1,000,000	1,002,626
2.934% [US0003M+60] Sr. Unsec. Nts., 12/12/19[2]	1,200,000	1,206,759
3.10% Sr. Unsec. Nts., 4/13/21	1,000,000	994,074
Bank of Nova Scotia (The):
2.50% Sr. Unsec. Nts., 1/8/21	2,000,000	1,964,220
2.70% [US0003M+29] Sr. Unsec. Nts., 1/8/21[2]	2,000,000	2,000,158
2.992% [US0003M+66] Sr. Unsec. Nts., 6/14/19[2]	1,500,000	1,504,618
BB&T Corp., 2.15% Sr. Unsec. Nts., 2/1/21	800,000	779,598
Branch Banking & Trust Co.:
2.25% Sr. Unsec. Nts., 6/1/20	1,000,000	984,587
2.541% [US0003M+22] Sr. Unsec. Nts., 6/1/20[2]	1,000,000	999,737
2.886% [US0003M+45] Sr. Unsec. Nts., 1/15/20[2]	1,250,000	1,253,479
Citibank NA:
2.10% Sr. Unsec. Nts., 6/12/20	1,000,000	981,968
2.597% [US0003M+26] Sr. Unsec. Nts., 9/18/19[2]	1,000,000	1,000,849
2.688% [US0003M+35] Sr. Unsec. Nts., 2/12/21[2]	2,000,000	2,000,138
2.834% [US0003M+50] Sr. Unsec. Nts., 6/12/20[2]	1,000,000	1,004,773
Citigroup, Inc., 2.05% Sr. Unsec. Nts., 6/7/19	1,000,000	994,239
Cooperatieve Rabobank UA:
2.50% Sr. Unsec. Nts., 1/19/21	500,000	489,257

3        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Banks (Continued)
Cooperatieve Rabobank UA: (Continued)
4.50% Sr. Unsec. Nts., 1/11/21	$2,100,000	$2,145,002
4.75% Sr. Unsec. Nts., 1/15/20[1]	1,370,000	1,395,712
DNB Bank ASA:
2.125% Sr. Unsec. Nts., 10/2/20[1]	4,000,000	3,892,643
2.768% [US0003M+37] Sr. Unsec. Nts., 10/2/20[1,2]	3,000,000	3,005,822
HSBC Bank plc, 4.75% Sr. Unsec. Nts., 1/19/21[1]	1,306,000	1,339,051
HSBC Holdings plc, 5.10% Sr. Unsec. Nts., 4/5/21	3,000,000	3,103,967
HSBC USA, Inc., 2.375% Sr. Unsec. Nts., 11/13/19	3,500,000	3,474,023
ING Bank NV, 2.924% [US0003M+61] Sr. Unsec. Nts., 8/15/19[1,2]	1,250,000	1,253,429
JPMorgan Chase & Co.:
2.25% Sr. Unsec. Nts., 1/23/20	2,000,000	1,976,663
2.75% Sr. Unsec. Nts., 6/23/20	1,500,000	1,486,042
4.95% Sr. Unsec. Nts., 3/25/20	500,000	511,612
Lloyds Bank plc:
2.833% [US0003M+49] Sr. Unsec. Nts., 5/7/21[2]	2,500,000	2,504,154
3.30% Sr. Unsec. Nts., 5/7/21	1,000,000	993,243
Mizuho Bank Ltd., 2.45% Sr. Unsec. Nts., 4/16/19[1]	2,000,000	1,996,071
Mizuho Financial Group, Inc., 2.632% Sr. Unsec. Nts., 4/12/21[1]	4,071,000	3,976,056
MUFG Bank Ltd.:
2.35% Sr. Unsec. Nts., 9/8/19[1]	3,500,000	3,478,900
2.75% Sr. Unsec. Nts., 9/14/20[1]	3,891,000	3,842,255
National Australia Bank Ltd.:
2.775% [US0003M+35] Sr. Unsec. Nts., 1/12/21[1,2]	2,000,000	1,998,074
2.82% [US0003M+51] Sr. Unsec. Nts., 5/22/20[1,2]	2,000,000	2,007,179
3.004% [US0003M+59] Sr. Unsec. Nts., 1/10/20[1,2]	1,500,000	1,507,286
3.216% [US0003M+78] Sr. Unsec. Nts., 1/14/19[1,2]	1,000,000	1,001,326
National Australia Bank Ltd. (New York), 2.50% Sr. Unsec. Nts., 1/12/21	1,500,000	1,468,614
National Bank of Canada:
2.15% Sr. Unsec. Nts., 6/12/20	2,000,000	1,964,650
2.20% Sr. Unsec. Nts., 11/2/20	1,000,000	975,420
2.894% [US0003M+56] Sr. Unsec. Nts., 6/12/20[2]	2,000,000	2,009,972
3.049% [US0003M+60] Sr. Unsec. Nts., 1/17/20[2]	2,000,000	2,009,632
Nordea Bank AB:
2.125% Sr. Unsec. Nts., 5/29/20[1]	3,215,000	3,152,141
2.787% [US0003M+47] Sr. Unsec. Nts., 5/29/20[1,2]	1,000,000	1,002,050
3.006% [US0003M+62] Sr. Unsec. Nts., 9/30/19[1,2]	2,000,000	2,008,355
PNC Bank NA:
2.45% Sr. Unsec. Nts., 11/5/20	3,000,000	2,947,791
2.717% [US0003M+40] Sr. Unsec. Nts., 12/7/18[2]	1,000,000	1,000,352
Royal Bank of Canada:
2.125% Sr. Unsec. Nts., 3/2/20	2,000,000	1,973,857
2.15% Sr. Unsec. Nts., 10/26/20	2,000,000	1,955,703
2.748% [US0003M+24] Sr. Unsec. Nts., 10/26/20[2]	1,000,000	1,000,514
3.146% [US0003M+71] Sr. Unsec. Nts., 4/15/19[2]	1,000,000	1,002,504

4        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Commercial Banks (Continued)
Skandinaviska Enskilda Banken AB:
2.742% [US0003M+43] Sr. Unsec. Nts., 5/17/21[1,2]	$4,000,000	$3,998,884
2.904% [US0003M+57] Sr. Unsec. Nts., 9/13/19[1,2]	1,000,000	1,003,692
3.25% Sr. Unsec. Nts., 5/17/21[1]	1,500,000	1,490,250
Societe Generale SA:
2.50% Sr. Unsec. Nts., 4/8/21[1]	1,500,000	1,459,103
2.625% Sr. Unsec. Nts., 9/16/20[1]	2,460,000	2,425,835
Sumitomo Mitsui Banking Corp.:
2.45% Sr. Unsec. Nts., 1/16/20	1,300,000	1,287,248
2.514% Sr. Unsec. Nts., 1/17/20	1,263,000	1,252,016
2.65% Sr. Unsec. Nts., 7/23/20	1,500,000	1,482,128
2.755% [US0003M+31] Sr. Unsec. Nts., 10/18/19[2]	1,000,000	1,000,615
Svenska Handelsbanken AB:
2.687% [US0003M+36] Sr. Unsec. Nts., 9/8/20[2]	3,000,000	3,006,832
2.813% [US0003M+49] Sr. Unsec. Nts., 9/6/19[2]	1,000,000	1,002,605
3.35% Sr. Unsec. Nts., 5/24/21	1,000,000	994,610
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	2,000,000	1,961,300
Toronto-Dominion Bank (The):
2.55% Sr. Unsec. Nts., 1/25/21	1,000,000	984,151
2.637% [US0003M+15] Sr. Unsec. Nts., 10/24/19[2]	1,000,000	1,000,961
2.761% [US0003M+43] Sr. Unsec. Nts., 6/11/21[2]	2,000,000	2,007,181
2.865% [US0003M+42] Sr. Unsec. Nts., 1/18/19[2]	600,000	600,442
3.00% Sr. Unsec. Nts., 6/11/20	1,000,000	997,234
3.309% [US0003M+84] Sr. Unsec. Nts., 1/22/19[2]	2,000,000	2,003,631
US Bank NA (Cincinnati OH):
2.35% Sr. Unsec. Nts., 1/23/20	1,000,000	990,634
2.617% [US0003M+14] Sr. Unsec. Nts., 10/23/20[2]	2,000,000	1,997,652
Wells Fargo Bank NA:
2.40% Sr. Unsec. Nts., 1/15/20	3,500,000	3,470,814
2.746% [US0003M+31] Sr. Unsec. Nts., 1/15/21[2]	3,500,000	3,493,665
3.625% Sr. Unsec. Nts., 10/22/21	1,500,000	1,499,922
Westpac Banking Corp.:
2.594% [US0003M+28] Sr. Unsec. Nts., 5/15/20[2]	1,500,000	1,500,832
2.65% Sr. Unsec. Nts., 1/25/21	1,500,000	1,474,827
2.83% [US0003M+34] Sr. Unsec. Nts., 1/25/21[2]	2,000,000	2,001,470
3.05% Sr. Unsec. Nts., 5/15/20	1,000,000	996,808
3.05% [US0003M+74] Sr. Unsec. Nts., 11/23/18[2]	1,000,000	1,000,403

		153,910,675
Consumer Finance—2.1%
American Express Co.:
2.20% Sr. Unsec. Nts., 10/30/20	1,500,000	1,465,400
2.837% [US0003M+52.5] Sr. Unsec. Nts., 5/17/21[2]	1,500,000	1,502,504
2.85% [US0003M+33] Sr. Unsec. Nts., 10/30/20[2]	1,000,000	1,000,270
3.375% Sr. Unsec. Nts., 5/17/21	1,000,000	998,433
American Express Credit Corp., 2.678% [US0003M+33] Sr. Unsec. Nts., 5/3/19[2]	1,000,000	1,000,882
Capital One Financial Corp.:
2.40% Sr. Unsec. Nts., 10/30/20	2,000,000	1,954,880

5        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Finance (Continued)
Capital One Financial Corp.: (Continued)
2.97% [US0003M+45] Sr. Unsec. Nts., 10/30/20[2]	$2,000,000	$1,998,979

		9,921,348
Health Care—0.4%
Pharmaceuticals—0.4%
Pfizer, Inc., 3.00% Sr. Unsec. Nts., 9/15/21	2,000,000	1,995,377
Industrials—3.3%
Aerospace & Defense—0.6%
General Dynamics Corp.:
2.718% [US0003M+38] Sr. Unsec. Nts., 5/11/21[2]	1,000,000	1,003,641
2.875% Sr. Unsec. Nts., 5/11/20	2,000,000	1,992,883

		2,996,524
Commercial Services & Supplies—0.5%
Waste Management, Inc., 4.75% Sr. Unsec. Nts., 6/30/20	2,500,000	2,560,069
Industrial Conglomerates—0.2%
3M Co., 3.00% Sr. Unsec. Nts., 9/14/21	1,000,000	997,451
Machinery—2.0%
Caterpillar Financial Services Corp.:
2.494% [US0003M+18] Sr. Unsec. Nts., 5/15/20[2]	1,500,000	1,499,788
2.564% [US0003M+23] Sr. Unsec. Nts., 3/15/21[2]	1,500,000	1,501,594
2.90% Sr. Unsec. Nts., 3/15/21	1,500,000	1,484,583
2.95% Sr. Unsec. Nts., 5/15/20	1,000,000	997,500
John Deere Capital Corp.:
2.574% [US0003M+24] Sr. Unsec. Nts., 3/12/21[2]	1,500,000	1,503,101
2.875% Sr. Unsec. Nts., 3/12/21	1,500,000	1,487,250
3.125% Sr. Unsec. Nts., 9/10/21	1,000,000	998,467

		9,472,283
Information Technology—1.7%
IT Services—1.3%
Western Union Co. (The), 3.11% [US0003M+80] Sr. Unsec. Nts., 5/22/19[2]	6,000,000	6,013,674
Semiconductors & Semiconductor Equipment—0.4%
QUALCOMM, Inc., 2.25% Sr. Unsec. Nts., 5/20/20	2,000,000	1,973,144
Materials—0.7%
Chemicals—0.2%
Nutrien Ltd., 6.75%, 1/15/19	1,100,000	1,108,142
Metals & Mining—0.5%
Glencore Funding LLC, 2.50% Sr. Unsec. Nts., 1/15/19[1]	2,340,000	2,342,621

6        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Telecommunication Services—1.8%
Diversified Telecommunication Services—1.8%
AT&T, Inc., 5.20% Sr. Unsec. Nts., 3/15/20	$3,800,000	$3,893,617
Deutsche Telekom International Finance BV, 1.50% Sr. Unsec. Nts., 9/19/19[1]	2,500,000	2,463,202
Verizon Communications, Inc., 4.60% Sr. Unsec. Nts., 4/1/21	2,000,000	2,054,425

		8,411,244
Utilities—0.4%
Electric Utilities—0.4%
Eversource Energy, 2.50% Sr. Unsec. Nts., 3/15/21	2,000,000	1,963,462

Total Corporate Bonds and Notes (Cost $264,173,909)		263,155,763
Short-Term Notes—39.0%
Aerospace & Defense—5.4%
Northrop Grumman Corp.:
2.688%, 1/16/19[1,4,5]	7,950,000	7,904,837
2.739%, 1/23/19[1,4,5]	1,400,000	1,391,255
Rockwell Collins, Inc., 2.503%, 11/6/18[1,4,5]	9,500,000	9,496,202
United Technologies Corp.:
2.559%, 11/29/18[1,4,5]	700,000	698,594
2.561%, 11/26/18[1,4,5]	5,000,000	4,991,019
2.561%, 11/27/18[1,4,5]	1,000,000	998,133

		25,480,040
Auto Components—1.9%
Magna International, Inc.:
2.484%, 11/23/18[1,4,5]	640,000	638,992
2.506%, 11/13/18[1,4,5]	6,500,000	6,498,716
2.545%, 11/26/18[1,4,5]	2,000,000	1,996,421

		9,134,129
Beverages—0.4%
Eni Finance USA, Inc., 2.509%, 11/13/18[4,5]	1,800,000	1,798,385
Building Products—1.0%
Assa Abloy Financial AB:
2.544%, 11/19/18[1,4,5]	4,000,000	3,994,821
2.551%, 11/30/18[1,4,5]	1,000,000	997,921

		4,992,742
Chemicals—5.1%
Air Liquide US LLC:
2.567%, 1/3/19[1,4,5]	3,000,000	2,987,451
2.676%, 2/15/19[1,4,5]	6,000,000	5,956,005
Cabot Corp., 2.514%, 11/21/18[1,4,5]	8,000,000	7,988,534
Nutrien Ltd.:
2.611%, 12/5/18[1,4,5]	1,600,000	1,595,587
2.658%, 12/11/18[1,4,5]	5,000,000	4,983,765

7        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Nutrien Ltd.: (Continued)
2.719%, 12/27/18[1,4,5]	$1,500,000	$1,493,141

		25,004,483
Diversified Telecommunication Services—0.9%
AT&T, Inc.:
2.902%, 5/28/19[1,4,5]	1,450,000	1,425,209
3.093%, 5/30/19[1,4,5]	3,000,000	2,948,182

		4,373,391
Electric Utilities—3.7%
NextEra Energy Capital Holdings:
2.55%, 12/7/18[1,4,5]	8,000,000	7,979,297
2.581%, 12/11/18[1,4,5]	700,000	697,981
2.592%, 12/20/18[1,4,5]	1,000,000	996,437
Sempra Energy:
2.548%, 12/14/18[4,5]	1,050,000	1,046,738
2.57%, 12/18/18[4,5]	7,000,000	6,976,135

		17,696,588
Energy Equipment & Services—1.5%
Schlumberger Holdings Corp.:
2.791%, 3/5/19[1,4,5]	3,000,000	2,971,042
2.791%, 3/6/19[1,4,5]	3,000,000	2,970,778
2.984%, 3/7/19[1,4,5]	1,300,000	1,287,223

		7,229,043
Food & Staples Retailing—1.9%
Walgreens Boots Alliance, Inc.:
2.504%, 11/9/18[5]	2,600,000	2,598,428
2.759%, 1/29/19[5]	6,500,000	6,456,044

		9,054,472
Food Products—1.4%
Mondelez International, Inc.:
2.525%, 12/12/18[4,5]	2,489,000	2,481,639
2.541%, 12/10/18[4,5]	500,000	498,596
2.576%, 12/20/18[4,5]	2,500,000	2,491,094
2.687%, 1/10/19[4,5]	1,500,000	1,492,184

		6,963,513
Health Care Providers & Services—0.8%
Mckesson Corp., 2.494%, 11/14/18[1,4,5]	1,800,000	1,798,288
United Technologies Corp., 2.56%, 11/28/18[1,4,5]	2,000,000	1,996,125

		3,794,413
Hotels, Restaurants & Leisure—2.0%
Marriott International, Inc.:
2.511%, 11/27/18[1,4,5]	4,750,000	4,741,133

8        OPPENHEIMER ULTRA-SHORT DURATION FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Marriott International, Inc.: (Continued)
2.579%, 12/5/18[1,4,5]	$1,000,000	$997,558

2.611%, 12/10/18[1,4,5]	3,700,000	3,689,607
		9,428,298
Industrial Conglomerates—1.3%
Johnson & Johnson, 2.505%, 11/28/18[1,4,5]	6,000,000	5,988,376
Leasing & Factoring—2.0%
Hitachi Capital America Corp., 2.586%, 11/29/18[5]	9,400,000	9,381,123
Metals & Mining—1.1%
Glencore Funding, 2.779%, 1/7/19[4,5]	5,200,000	5,173,696
Multi-Utilities—0.4%
CenterPoint Energy Resources Corp., 2.475%, 11/13/18[1,4,5]	2,000,000	1,998,268
Oil, Gas & Consumable Fuels—1.2%
Eni Finance USA, Inc.:
2.657%, 1/10/19[4,5]	3,000,000	2,984,374
2.759%, 1/28/19[4,5]	3,000,000	2,980,101

		5,964,475
Paper, Containers & Packaging—1.5%
Avery Dennison, 2.518%, 12/6/18[4,5]	7,200,000	7,181,978
Telephone Utilities—3.7%
Bell Canada, Inc.:
2.623%, 12/3/18[4,5]	600,000	598,601
2.70%, 2/1/19[4,5]	2,000,000	1,986,086
2.704%, 2/4/19[4,5]	6,000,000	5,956,784
2.745%, 2/15/19[4,5]	1,000,000	991,886
Telus Corp.:
2.623%, 11/28/18[1,5]	6,000,000	5,988,376
2.637%, 12/27/18[1,5]	2,000,000	1,991,789

		17,513,522
Tobacco—1.8%
BAT International Finance plc:
2.581%, 12/11/18[4,5]	1,600,000	1,595,386
2.627%, 12/10/18[4,5]	7,100,000	7,080,057

		8,675,443

Total Short-Term Notes (Cost $186,826,973)		186,826,378
Total Investments, at Value (Cost $479,593,639)	100.0%	478,543,322
Net Other Assets (Liabilities)	0.0	225,003

Net Assets	100.0%	$478,768,325

9        OPPENHEIMER ULTRA-SHORT DURATION FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $206,742,460 or 43.18% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

4. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $160,410,618 or 33.50% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

5. Current yield as of period end.

Futures Contracts as of October 31, 2018
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
United States Treasury Nts., 2 yr.	Sell	12/31/18	400	USD 84,581	$84,262,500	$318,142

Glossary:
Definitions
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month

Exchange Abbreviations
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate

10        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS October 31, 2018 Unaudited

1. Organization

Oppenheimer Ultra-Short Duration Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

    Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

    Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant

11        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$28,561,181	$—	$28,561,181
Corporate Bonds and Notes	—	263,155,763	—	263,155,763
Short-Term Notes	—	186,826,378	—	186,826,378

Total Investments, at Value	—	478,543,322	—	478,543,322

12        OPPENHEIMER ULTRA-SHORT DURATION FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Futures contracts	$318,142	$—	$—	$318,142

Total Assets	$318,142	$478,543,322	$—	$478,861,464

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

    For the reporting period, there were no transfers between levels.

3. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$1,749,847

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:     Commodity Risk. Commodity risk relates to the change in value of commodities or

13        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Market Risk Factors (Continued)

commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage

14        OPPENHEIMER ULTRA-SHORT DURATION FUND

5. Use of Derivatives (Continued)

allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

    Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

    The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

15        OPPENHEIMER ULTRA-SHORT DURATION FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value $84,412,500 on futures contracts sold.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

16        OPPENHEIMER ULTRA-SHORT DURATION FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Ultra-Short Duration Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018